POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 20th day of June, 2001.


                              /s/  John Bolten, Jr.
                              ___________________________________
                              John Bolten, Jr.


                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 16th day of June, 2001.


                              /s/  David R. Crichton
                              ___________________________________
                              David R. Crichton


                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 25th day of June, 2001.


                              /s/  Samuel S. Dennis 3d
                              ___________________________________
                              Samuel S. Dennis 3d




                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 18th day of June, 2001.


                              /s/  William R. Fenoglio
                              ___________________________________
                              William R. Fenoglio



                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 18th day of June, 2001.


                              /s/  Walter F. Greeley
                              ___________________________________
                              Walter F. Greeley



                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 18th day of June, 2001.


                              /s/  Daniel B. Hogan
                              ___________________________________
                              Daniel B. Hogan


                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 20th day of June, 2001.


                              /s/  Thomas L. King
                              ___________________________________
                              Thomas L. King



                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 22nd day of June, 2001.


                              /s/  C. Kevin Landry
                              ___________________________________
                              C. Kevin Landry



                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 19th day of June, 2001.


                              /s/  H. Nicholas Muller, III
                              ___________________________________
                              H. Nicholas Muller, III



                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 18th day of June, 2001.


                              /s/  Sol Sackel
                              ___________________________________
                              Sol Sackel



                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 18th day of June, 2001.


                              /s/  Edward J. Trainor
                              ___________________________________
                              Edward J. Trainor



                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 18th day of June, 2001.


                              /s/  Edward F. Paquette
                              ___________________________________
                              Edward F. Paquette